UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) October 27, 2023

Commission File Number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.

1-11299	ENTERGY CORPORATION	1-09067	SYSTEM ENERGY RESOURCES, INC.
	(a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000		(an Arkansas corporation) 1340 Echelon Parkway Jackson, Mississippi 39213 Telephone (601) 368-5000
	72-1229752		72-0752777

1-10764	ENTERGY ARKANSAS, LLC
(a Texas limited liability company) 425 West Capitol Avenue Little Rock, Arkansas 72201 Telephone (501) 377-4000
83-1918668

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Class	Trading Symbol	Name of Each Exchange on Which Registered

Entergy Corporation	Common Stock, $0.01 Par Value	ETR	New York Stock Exchange
	Common Stock, $0.01 Par Value	ETR	NYSE Chicago, Inc.

Entergy Arkansas, LLC	Mortgage Bonds, 4.875% Series due September 2066	EAI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01. Regulation FD Disclosure

As a result of the black box settlement discussed in Item 8.01 below, System Energy Resources, Inc. (“System Energy”) will refund a total of $142 million to Entergy Arkansas, LLC (“Entergy “Arkansas”) inclusive of approximately $50 million already received by Entergy Arkansas from System Energy.

The settlement terms are consistent with Entergy Mississippi’s 2022 global black box settlement with System Energy. The settlement is not expected to materially impact Entergy’s adjusted earnings per share outlooks or credit metric outlooks.

Cautionary Note Regarding Forward-Looking Statements

In this current report on Form 8-K, and from time to time, Entergy Corporation, Entergy Arkansas and System Energy make certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, among other things, statements regarding Entergy’s current financial and operational outlooks; expected impacts to credit metrics and ratings; and other statements of Entergy’s, Entergy Arkansas’ or System Energy’s plans, beliefs, or expectations included in this report. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this report. Except to the extent required by the federal securities laws, neither Entergy nor Entergy Arkansas nor System Energy undertakes any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Forward-looking statements are subject to a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements, including (a) those factors discussed elsewhere in this Current Report on Form 8-K and in Entergy’s most recent Annual Report on Form 10-K, any of its subsequently filed Quarterly Reports on Form 10-Q, and any of its other subsequently filed reports and filings made under the Securities Exchange Act of 1934; (b) uncertainties associated with (1) Entergy’s rate proceedings, formula rate plans, and other cost recovery mechanisms, including the risk that costs may not be recoverable to the extent or on the timeline anticipated by the utilities and (2) implementation of the ratemaking effects of changes in law; (c) risks associated with operating nuclear facilities, including plant relicensing, operating, and regulatory costs and risks; (d) legislative and regulatory actions and risks and uncertainties associated with claims or litigation by or against Entergy and its subsidiaries; and (e) effects on Entergy or its customers of (1) changes in federal, state, or local laws and regulations and other governmental actions or policies, including changes in monetary, fiscal, tax, environmental, or energy policies; (2) the effects of changes in commodity markets, capital markets, or economic conditions; and (3) the effects of technological change, including the costs, pace of development, and commercialization of new and emerging technologies.

Item 8.01. Other Events

On October 27, 2023, System Energy, Entergy Arkansas, and additional named Entergy subsidiaries (“Entergy Parties”) involved in multiple docketed proceedings pending before the Federal Energy Regulatory Commission (“FERC”) reached a settlement in principle with the Arkansas Public Service Commission (“Arkansas Commission”) to globally resolve all their actual and potential claims in those dockets and with System Energy’s past implementation of the Unit Power Sales Agreement. The settlement in principle also covers the amended and supplemental complaint filed at the FERC in Docket No. EL24-5 on October 18, 2023. The Unit Power Sales Agreement is a FERC-jurisdictional formula rate tariff for sales of energy and capacity from System Energy’s owned and leased share of Grand Gulf Nuclear Station to four Entergy Operating Companies: Entergy Arkansas, Entergy Mississippi, LLC (“Entergy Mississippi”), Entergy Louisiana, LLC (“Entergy Louisiana”), and Entergy New Orleans, LLC (“Entergy New Orleans”). System Energy previously settled with the Mississippi Public Service

Commission, which has 39.95% output of Grand Gulf. The settlements with both the Arkansas Commission and the Mississippi Public Service Commission represent almost 65% of the output of Grand Gulf. Thus, with the settlement in principle, System Energy has reduced its overall refund exposure to only 35% remaining.

The terms of the settlement in principle align with the $588 million global black box settlement reached between System Energy and the Mississippi Public Service Commission last year and provide for Entergy Arkansas to receive a black box refund of $142 million from System Energy, inclusive of approximately $50 million already received by Entergy Arkansas from System Energy. In November 2022, FERC approved the System Energy/Mississippi Public Service Commission settlement and stated that the settlement “appears to be fair and reasonable and in the public interest.”

System Energy, Entergy Arkansas, Entergy Parties, and the Arkansas Commission intend to file the settlement agreement and supporting materials with the FERC shortly. Beginning with the November 2023 service month, the settlement in principle also provides for Entergy Arkansas’s bills from System Energy to be adjusted to reflect an authorized rate of return on equity of 9.65%, and a capital structure not to exceed 52% equity, consistent with the FERC’s previously approved authorized return on equity and capital structure for Entergy Mississippi.

If FERC approves the filed settlement in accordance with its terms, then it will become binding upon the Entergy Parties and the Arkansas Commission.

System Energy has previously recorded a provision and associated liability of $37 million for elements of the applicable litigation. In June 2022, System Energy recorded a pre-tax regulatory charge of approximately $551 million (approximately $413 million after tax), increasing the regulatory liability to $588 million, which consists of $235 million for the settlement with the Mississippi Commission and $353 million for potential future refunds to Entergy Arkansas, Entergy New Orleans and Entergy Louisiana. The $142 million refund for Entergy Arkansas is covered within the $353 million.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation
Entergy Arkansas, LLC
System Energy Resources, Inc.

By: /s/ Marcus V. Brown
Marcus V. Brown
Executive Vice President and
General Counsel

Dated: October 30, 2023